Exhibit 10.29

FORM OF SUPPLEMENT TO GUARANTEE

This SUPPLEMENT, dated as of April [    ], 2019 (this “Supplement”), is to the Guarantee, dated as of June 22, 2018 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Guarantee”), by the Guarantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guarantee) from time to time party thereto, in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of June 22, 2018 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between TransMedics, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower; and

WHEREAS, pursuant to the provisions of Section 5.5 of the Guarantee, the undersigned is becoming a Guarantor under the Guarantee; and WHEREAS, the undersigned desires to become a “Guarantor” under the Guarantee in order to induce the Lender to continue to extend the Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1. Party to Guarantee, Etc. In accordance with the terms of this Guarantee, by its signature below, the undersigned hereby irrevocably agrees to become a Guarantor under the Guarantee with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Guarantee applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Guarantor” and/or “Guarantors” in the Guarantee shall be deemed to include the undersigned.

SECTION 2. Representations. The undersigned Guarantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guarantee constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. Full Force of Guarantee. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect in accordance with its terms.

SECTION 4. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guarantee.

SECTION 5. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 6. Effective. This Supplement shall become effective when a counterpart hereof executed by the Guarantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Supplement by email (e.g., “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Supplement.

[ Signature Page Follows ]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

TRANSMEDICS GROUP, INC.

By:
Name:
Title:

[Signature Page to Guarantee Supplement]